EXHIBIT 24

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2007.

/s/ Samuel W. Bartholomew, Jr.
Samuel W. Bartholomew, Jr.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ George W. Bryan
George W. Bryan

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ David J. Cooper, Sr.
David J. Cooper, Sr.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Earnest W. Deavenport, Jr.
Earnest W. Deavenport, Jr.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 2007.

/s/ Don DeFosset
Don DeFosset

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of February, 2007.

/s/ Martha R. Ingram
Martha R. Ingram

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 2007.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ James R. Malone
James R. Malone

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of February, 2007.

/s/ Susan W. Matlock
Susan W. Matlock

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ Charles D. McCrary
Charles D. McCrary

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2007.

/s/ Allen B. Morgan, Jr.
Allen B. Morgan, Jr.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ Claude B. Nielsen
Claude B. Nielsen

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Jorge M. Perez
Jorge M. Perez

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ Malcolm Portera
Malcolm Portera

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ John R. Roberts
John R. Roberts

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 2007.

/s/ Lee J. Styslinger, III
Lee J. Styslinger, III

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2007.

/s/ Robert R. Waller
Robert R. Waller

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

/s/ Spence L. Wilson
Spence L. Wilson

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2006 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 2007.

/s/ Harry W. Witt
Harry W. Witt